EXHIBIT 21

LIST OF SUBSIDIARIES
OMEGA HEALTHCARE INVESTORS, INC.

Subsidiary	Jurisdiction of Incorporation
Arizona Lessor - Infinia, Inc.	Maryland
Baldwin Health Center Inc	Pennsylvania
Bayside Alabama Healthcare Second, Inc.	Alabama
Bayside Arizona Healthcare Associates, Inc.	Arizona
Bayside Arizona Healthcare Second, Inc.	Arizona
Bayside Colorado Healthcare Associates, Inc.	Colorado
Bayside Colorado Healthcare Second, Inc.	Colorado
Bayside Indiana Healthcare Associates, Inc.	Indiana
Bayside Street II, Inc.	Delaware
Bayside Street, Inc.	Maryland
Canton Health Care Land, Inc.	Ohio
Carnegie Gardens LLC	Delaware
Center Healthcare Associates, Inc.	Texas
Cherry Street - Skilled Nursing, Inc.	Texas
Colonial Gardens, LLC.	Ohio
Colorado Lessor - Conifer, Inc.	Maryland
Copley Health Center, Inc.	Ohio
CSE Anchorage LLC	Delaware
CSE Blountsville	Delaware
CSE Bolivar LLC	Delaware
CSE Camden LLC	Delaware
CSE Centennial Village Trust	Delaware
CSE Corpus North LLC	Delaware
CSE Crane LLC	Delaware
CSE Denver Iliff LLC	Delaware
CSE Fairhaven LLC	Delaware
CSE Huntingdon LLC	Delaware
CSE Jacinto City LLC	Delaware
CSE Jefferson City LLC	Delaware
CSE Kerrville LLC	Delaware
CSE Marianna Holdings LLC	Delaware
CSE Memphis LLC	Delaware
CSE Pennsylvania Holdings Trust	Delaware
CSE Ripley LLC	Delaware
CSE Ripon LLC	Delaware
CSE Spring Branch LLC	Delaware
CSE Texarkana LLC	Delaware
CSE The Village LLC	Delaware
CSE West Point LLC	Delaware
CSE Whitehouse LLC	Delaware
CSE Williamsport LLC	Delaware
Dallas Skilled Nursing, Inc.	Texas
Delta Investors I, LLC	Maryland
Delta Investors II, LLC	Maryland
Desert Land LLC	Delaware
Dixon Health Care Center, Inc.	Ohio
Florida Lessor - Crystal Springs, Inc.	Maryland
Florida Lessor - Emerald, Inc.	Maryland
Florida Lessor - Lakeland, Inc.	Maryland
Florida Lessor - Meadowview, Inc.	Maryland
Florida Real Estate Company, LLC	Florida
Georgia Lessor - Bonterra/Parkview, Inc.	Maryland
Greenbough LLC	Delaware
Hanover House, Inc.	Ohio
Heritage Texarkana Healthcare Associates, Inc.	Texas
House of Hanover, LTD	Ohio
Hutton I Land, Inc.	Ohio
Hutton II Land, Inc.	Ohio
Hutton III Land, Inc.	Ohio
Indiana Lessor - Jeffersonville, Inc.	Maryland
Indiana Lessor - Wellington Manor, Inc.	Maryland
Jefferson Clark, Inc.	Maryland
LAD I Real Estate Company, LLC	Delaware
Lake Park Skilled Nursing, Inc.	Texas
Leatherman 90-1, Inc.	Ohio
Leatherman Partnership 89-1, Inc.	Ohio
Leatherman Partnership 89-2, Inc.	Ohio
Long Term Care – Michigan, Inc.	Michigan
Long Term Care – North Carolina, Inc.	North Carolina
Long Term Care Associates – Illinois, Inc.	Illinois
Long Term Care Associates – Indiana, Inc.	Indiana
Long Term Care Associates - Texas, Inc.	Texas
Meridian Arms Land, Inc.	Ohio
North Las Vegas LLC	Delaware
NRS Ventures, LLC	Delaware
OHI (Connecticut), Inc.	Connecticut
OHI (Florida), Inc.	Florida
OHI (Illinois), Inc.	Illinois
OHI (Indiana), Inc.	Indiana
OHI (Iowa), Inc.	Iowa
OHI (Kansas), Inc.	Kansas
OHI Acquisition Co 1, LLC	Delaware
OHI Asset (CA), LLC	Delaware
OHI Asset (CO), LLC	Delaware
OHI Asset (CT) DIP, LLC	Delaware
OHI Asset (CT) Lender, LLC	Delaware
OHI Asset (FL), LLC	Delaware
OHI Asset (ID), LLC	Delaware
OHI Asset (IL), LLC	Delaware
OHI Asset (IN), LLC	Delaware
OHI Asset (LA), LLC	Delaware
OHI Asset (MI/NC), LLC	Delaware
OHI Asset (MO), LLC	Delaware
OHI Asset (OH) Lender, LLC	Delaware
OHI Asset (OH) New Philadelphia, LLC	Delaware
OHI Asset (OH), LLC	Delaware
OHI Asset (PA) Trust	Maryland
OHI Asset (PA), LLC	Delaware
OHI Asset (SMS) Lender, Inc.	Maryland
OHI Asset (TX) Paris, LLC	Delaware
OHI Asset (TX), LLC	Delaware
OHI Asset CSE-E, LLC.	Delaware
OHI Asset CSE-U, LLC.	Delaware
OHI Asset Essex (OH), LLC	Delaware
OHI Asset II (CA), LLC	Delaware
OHI Asset II (PA) Trust	Maryland
OHI Asset III (PA) Trust	Maryland
OHI Asset IV (PA) Silver Lake Trust	Maryland
OHI Asset, LLC	Delaware
OHI of Kentucky, Inc.	Maryland
OHI of Texas, Inc.	Maryland
OHI Sunshine, Inc.	Florida
OHIMA, Inc.	Massachusetts
Omega (Kansas), Inc.	Kansas
Omega TRS I, Inc.	Maryland
Orange Village Care Center, Inc.	Ohio
OS Leasing Company	Kentucky
Panama City Nursing Center LLC	Delaware
Parkview - Skilled Nursing, Inc.	Texas
Pavilion North LLP	Pennsylvania
Pavilion North Partners, Inc.	Pennsylvania
Pavilion Nursing Centers North, Inc.	Pennsylvania
Pine Texarkana Healthcare Associates, Inc.	Texas
Reunion Texarkana Healthcare Associates, Inc.	Texas
San Augustine Healthcare Associates, Inc.	Texas
Skilled Nursing - Gaston, Inc.	Indiana
Skilled Nursing - Herrin, Inc.	Illinois
Skilled Nursing - Hicksville, Inc.	Ohio
Skilled Nursing - Paris, Inc.	Illinois
Skyler Maitland LLC	Delaware
South Athens Healthcare Associates, Inc.	Texas
St. Mary's Properties, Inc.	Ohio
Sterling Acquisition Corp.	Kentucky
Sterling Acquisition Corp. II	Kentucky
Suwanee, LLC	Delaware
Texas Lessor - Stonegate GP, Inc.	Maryland
Texas Lessor - Stonegate Limited, Inc.	Maryland
Texas Lessor - Stonegate, L.P.	Maryland
Texas Lessor - Treemont, Inc.	Maryland
The Suburban Pavilion, Inc.	Ohio
Washington Lessor - Silverdale, Inc.	Maryland
Waxahachie Healthcare Associates, Inc.	Texas
West Athens Healthcare Associates, Inc.	Texas
Wilcare, LLC.	Ohio